Exhibit 10.6

To:   Director of Human Resources       United Parcel Service:             Director of Human Resources
         J.C.Penney Co., Inc.                                              J.C.Penney Co., Inc.
         P. O. Box 10001                                                   6501 Legacy Drive
         Dallas, TX  75301-8219                                            Plano, TX  75024-3698

RE: Notice of Election to Defer under the J. C. Penney Company, Inc. Deferred Compensation Plan for Directors ("Plan")

Intention to Defer
Pursuant to the terms of the Plan, a copy of which I have received, I hereby elect as a director of J. C. Penney Company, Inc. to defer receipt of _____%* of my annual retainer, _____%* of my meeting fees, and _____%* of any other fees or compensation payable to me for services to be rendered to the Company ("Fees"). I understand that such an election to defer shall take effect on the first day of the month following the month in which you receive this notice and shall continue in effect until the last day of the month during which you shall have received from me written notice of (1) my termination of such election to defer, or (2) my change in the amount of my Fees to be deferred.

Factor for Deferral Account
In accordance with the provisions of Section 4 of the Plan, I hereby elect that the balance in my plan Account shall be determined by reference to the following Factor (select one):

     /___/ The average interest rate payable under the JCPenney Company, Inc. 1995 Deferred Compensation Plan (currently the Moody's Single A Corporate Bond Yield).

     /___/  The rate payable for one-year Treasury Notes.

     /___/ The rate under the Interest Income Account of the J. C. Penney Company, Inc. Savings, Profit-Sharing and Stock Ownership Plan.

     /___/  Units measured by the value of a share of Company Stock.

          NOTE: If you elect this last Factor, you should be aware that under the most recent rules adopted by the Securities and Exchange Commission, contributions to your account in this manner will be considered an exempt "purchase" under Section 16 of the Securities Exchange Act of 1934. This purchase will be reportable on a Form 5, but it will not be "matched" against other nonexempt sales you might wish to make. Your switches into or out of this Factor will be exempt, so long as any "opposite way" switches (i.e., transfers in followed by transfers out, or vice versa) are at least six months apart.

This election of a Factor for valuing the balance in my Plan Account shall continue in effect until the last day of the calendar quarter during which you shall have received written notice from me of my election of a different Factor.

Payment of Deferred Compensation
I understand that all deferred Fees shall be paid to me in 10 annual installments, unless the Plan Committee, with my consent, reduces the number of such installments, as provided in Section 5 of the Plan. I hereby elect that the first installment, shall be paid on the first business day of _____________** ("Deferred Payment Date") and that subsequent installments shall be paid on the first business day of each succeeding calendar year until paid in full. I also understand that my election of a Deferred Payment Date is irrevocable, except as provided in Section 6 of the Plan (Death or Hardship).

_________________                                       ______________
(Signature)                                              Date

*  Specify percentage.

**Specify a year. The year specified shall not be later than the fifth calendar year following the year in which you shall not be eligible for election or re-election as a Director under the Bylaws of the Company (the year in which you reach age 70).

                                                                    Exhibit 10.7

To:   Director of Human Resources       United Parcel Service:             Director of Human Resources
         J.C.Penney Co., Inc.                                              J.C.Penney Co., Inc.
         P. O. Box 10001                                                   6501 Legacy Drive
         Dallas, TX  75301-8219                                            Plano, TX  75024-3698

RE: Notice of Change in the Amount of Fees deferred under the J. C. Penney Company, Inc. Deferred Compensation Plan for Directors ("Plan")



Pursuant to the terms of the Plan, I hereby elect to make a change in my election of the amount of fees deferred.

I hereby elect to defer receipt of _____%* of my annual retainer, _____%* of my meeting fees, and _____%* of any other fees or compensation payable to me for services to be rendered to the Company ("Fees").

I understand that such changes in my election of the amount of Fees deferred shall take effect on the first day of the month following the month in which you receive this notice and shall continue in effect until the last day of the month during which you shall have received from me written notice of (1) my termination of my election to defer, or (2) my further change in the amount of Fees to be deferred. I further understand that in all other respects my election to defer remains unchanged.




_______________________                                 __________________
(Signature)                                                     Date

* Specify percentage.

                                                                    Exhibit 10.8

To:   Director of Human Resources       United Parcel Service:             Director of Human Resources
         J.C.Penney Co., Inc.                                              J.C.Penney Co., Inc.
         P. O. Box 10001                                                   6501 Legacy Drive
         Dallas, TX  75301-8219                                            Plano, TX  75024-3698



RE: Notice of Change of Election of Factor under the J. C. Penney Company, Inc. Deferred Compensation Plan for Directors ("Plan")



Pursuant to the terms of the Plan, I hereby change my election of the Factor under my Plan Account to (select one):

/___/ The average interest rate payable under the J. C. Penney Company, Inc. 1995 Deferred Compensation Plan (currently Moody's Single A Corporate Bond Yield).

/___/  The rate payable for one-year Treasury Notes.

/___/ The rate under the Interest Income Account of the J. C. Penney Company, Inc. Savings, Profit-Sharing and Stock Ownership Plan.

/___/  Units measured by the value of a share of Company Stock.

     NOTE: If you elect this last Factor, you should be aware that under the most recent rules adopted by the Securities and Exchange Commission, contributions to your account in this manner will be considered an exempt "purchase" under Section 16 of the Securities Exchange Act of 1934. This purchase will be reportable on a Form 5, but it will not be "matched" against other nonexempt sales you might wish to make. Your switches into or out of this Factor will be exempt, so long as any "opposite way" switches (i.e., transfers in followed by transfers out, or vice versa) are at least six months apart.


I understand that this change of election of a Factor under my Plan Account shall take effect on the first day of the calendar quarter following the quarter in which you receive this notice and shall continue in effect until the last day of the quarter during which you shall have received from me written notice of my election to further change such Factor. I further understand that in all other respects my election to defer remains unchanged.


_______________________                                 ____________________
(Signature)                                                     Date

                                                                    Exhibit 10.9

To:   Director of Human Resources       United Parcel Service:             Director of Human Resources
         J.C.Penney Co., Inc.                                              J.C.Penney Co., Inc.
         P. O. Box 10001                                                   6501 Legacy Drive
         Dallas, TX  75301-8219                                            Plano, TX  75024-3698



RE: Notice of Termination of Election to Defer under the J.C.Penney Company, Inc. Deferred Compensation Plan for Directors ("Plan")



Pursuant to the terms of the Plan, I hereby terminate my election to defer my Annual Retainer and Fees under the Plan.


I understand that this termination of election to defer shall take effect on the first day of the month following your receipt of this notice.





___________________________                     ___________________________
(Signature)                                             Date